CADRE LIQUID ASSET FUND - MONEY MARKET SERIES
CADRE RESERVE FUND - U.S. GOVERNMENT SERIES
CADRE RESERVE FUND - MONEY MARKET SERIES
SWEEPCASH U.S. GOVERNMENT MONEY MARKET FUND
SWEEPCASH MONEY MARKET FUND

SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST

Supplement to Prospectus dated January 31, 2006.

The information below amends certain information in the prospectuses of: Cadre Liquid Asset Fund - Money Market Series, Cadre Reserve Fund - U.S. Government Series, Cadre Reserve Fund - Money Market Series, Sweepcash U.S. Government Money Market Fund, and Sweepcash Money Market Fund (each a "Fund," and collectively, "Funds") regarding the purchase and redemption of shares of the Funds.

For all Shareholder transactions and inquiries, PFM Asset Management LLC, the Investment Adviser and Administrator of the Funds ("PFM"), has established a centralized customer call service center located in Harrisburg, Pennsylvania. Effective September 5, 2006, all shareholder correspondence, including purchase and redemption requests should be sent to the Harrisburg location.

Effective September 5, 2006, all address and related contact information for Fund purchases, redemptions, notices and inquiries shall be replaced with the following:

Mail:    CIIT
         c/o PFM Asset Management LLC
         P.O. Box 11760
         Harrisburg, PA  17108-11760

Phone:   1-888-542-8890
         (NOTE:  New menu options are available to direct calls appropriately.)

Fax:     1-888-535-0120

In addition, all references to COMPASS, the Funds' Internet-based information service, should be replaced with EON (Easy Online Network), the Funds' new Internet based shareholder information system.

The date of this Supplement is September 1, 2006.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.